UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 20, 2006

Wells Real Estate Fund XIV, L.P.

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

000-50647	01-0748981
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Fund XIV, L.P. (the “Registrant”) hereby amends its Current Report on Form 8-K dated January 20, 2006 and filed on February 1, 2006 to provide the required financial statements of the Registrant relating to the acquisition by the Registrant of the 3675 Kennesaw Building (the “Building”), as described in such Current Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements. Financial statements of the Building are not presented as the Building had no operations during the year ended December 31, 2004 and the nine months ended September 30, 2005.

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Amendment to Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XIV, L.P. (Registrant)

By:	Wells Capital, Inc.
General Partner

	By:	/s/ Randall D. Fretz
Randall D. Fretz
Senior Vice President

Date: February 24, 2006

WELLS REAL ESTATE FUND XIV, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund XIV, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2004 and its quarterly report filed on Form 10-Q for the nine months ended September 30, 2005. This pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various Form 8-Ks previously filed.

The following unaudited pro forma balance sheet as of September 30, 2005 has been prepared to give effect to the first quarter 2006 acquisition of the 3675 Kennesaw Building by the Registrant as if the acquisition occurred on September 30, 2005.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2005 has been prepared to give effect to the second quarter 2005 acquisition of the 150 Apollo Drive Building as if the acquisition occurred on January 1, 2004. The 3675 Kennesaw Building had no operations during the nine months ended September 30, 2005 and, accordingly, has not been included in the pro forma statement of operations for the nine months ended September 30, 2005.

The following unaudited pro forma statement of operations for the year ended December 31, 2004 has been prepared to give effect to the first quarter 2004 acquisition of the 7500 Setzler Parkway Building by Fund XIII and Fund XIV Associates (“Fund XIII-XIV”) and the acquisition of the 150 Apollo Drive Building as if the acquisitions occurred on January 1, 2004. The Registrant holds an equity interest of approximately 53% in Fund XIII-XIV, a joint venture between the Registrant and Wells Real Estate Fund XIII, L.P. The 3675 Kennesaw Building had no operations during the year ended December 31, 2004 and, accordingly, has not been included in the pro forma statement of operations for the year ended December 31, 2004.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the 7500 Setzler Parkway Building, 150 Apollo Drive Building and 3675 Kennesaw Building been consummated as of January 1, 2004. In addition, the pro forma balance sheet includes an allocation of the purchase price for the 3675 Kennesaw Building based upon preliminary estimates of the fair value of the assets and liabilities acquired. Therefore, the allocation may be adjusted in the future upon finalization of these preliminary estimates.

WELLS REAL ESTATE FUND XIV, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2005

(Unaudited)

	Wells Real Estate Fund XIV, L.P. (a)	Pro Forma Adjustments		Pro Forma Total
		3675 Kennesaw

REAL ESTATE, AT COST:
Land	$1,909,849	$535,000	(b)	$2,466,350
		21,501	(c)

Building and improvements, less accumulated depreciation	6,824,513	2,372,472	(b)	9,311,602
		114,617	(c)

Intangible lease assets, less accumulated amortization	1,299,112	265,471	(b)	1,564,583

Total real estate assets	10,033,474	3,309,061		13,342,535

Investment in joint venture	12,757,468	0		12,757,468

Cash and cash equivalents	4,702,609	(3,387,031	)(b)	1,315,578

Prepaid and other assets	2,554	0		2,554

Due from joint venture	201,010	0		201,010

Deferred project costs	183,588	(136,118	)(c)	47,470

Deferred lease costs, less accumulated amortization	2,393,175	214,088	(b)	2,607,263

Total assets	$30,273,878	$0		$30,273,878

LIABILITIES AND PARTNERS’ CAPITAL
Liabilities:
Accounts payable and accrued expenses	$24,156	$0		$24,156

Accrued capital expenditures	798,730	0		798,730

Partnership distributions payable	475,701	0		475,701

Due to affiliates	7,790	0		7,790

Total liabilities	1,306,377	0		1,306,377

Partners’ capital:
Limited partners:
Cash Preferred – 2,537,071 units issued and outstanding as of September 30, 2005	22,399,098	0		22,399,098

Tax Preferred – 937,052 units issued and outstanding as of September 30, 2005	6,568,403	0		6,568,403

Total partners’ capital	28,967,501	0		28,967,501

Total liabilities and partners’ capital	$30,273,878	$0		$30,273,878

(a)	Historical financial information is derived from the Registrant’s quarterly report filed on Form 10-Q for the nine months ended September 30, 2005.
(b)	Reflects the Registrant’s purchase price for the assets, land, building and liabilities assumed or incurred, net of any purchase price adjustments.
(c)	Reflects acquisition and advisory fees and reimbursement for acquisition expenses, which are paid to Wells Capital, Inc., a general partner, at 3.0% and 0.5% of gross offering proceeds, respectively, capitalized as deferred project costs and applied to the land and building at approximately 4.1667% of the purchase price.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE FUND XIV, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

(Unaudited)

		Pro Forma Adjustments
	Wells Real Estate Fund XIV, L.P. (a)	150 Apollo Drive		Pro Forma Total
REVENUES:
Rental income	$333,663	$369,276	(b)	$702,939
Tenant reimbursements	139,236	72,607	(c)	211,843
Interest and other income	110,461	0		110,461

	583,360	441,883		1,025,243

EXPENSES:
Operating costs – rental property	145,366	67,319	(d)	212,685
Management and leasing fees	9,961	19,885	(e)	29,846
Depreciation	71,837	57,880	(f)	129,717
Amortization	268,530	335,662	(g)	604,192
Legal and accounting	24,461	0		24,461
Partnership administration	71,018	0		71,018

	591,173	480,746		1,071,919

EQUITY IN INCOME OF JOINT VENTURE	381,803	0		381,803

NET INCOME (LOSS)	$373,990	$(38,863)		$335,127

NET INCOME (LOSS) ALLOCATED TO LIMITED PARTNERS:
CASH PREFERRED	$1,216,533	$354,679		$1,571,212

TAX PREFERRED	$(842,543)	$(393,542)		$(1,236,085)

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CASH PREFERRED	$0.50			$0.62

TAX PREFERRED	$(0.92)			$(1.32)

WEIGHTED AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CASH PREFERRED	2,452,135			2,537,071	(h)

TAX PREFERRED	919,025			937,052	(h)

(a)	Historical financial information is derived from the Registrant’s quarterly report filed on Form 10-Q for the nine months ended September 30, 2005.
(b)	Rental income is recognized on a straight-line basis.
(c)	Consists of operating cost reimbursements.
(d)	Consists of property operating expenses.
(e)	Management and leasing fees are calculated as 4.5% of revenues.
(f)	Depreciation expense on the portion of purchase price allocated to building is recognized using the straight-line method and a 40-year life.
(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the terms of the respective leases.
(h)	Reflects the pro forma weighted-average limited partnership units outstanding during the nine months ended September 30, 2005 assuming that the limited partnership units issued subsequent to January 1, 2005 thru April 30, 2005, the termination date of the Registrant’s public offering of limited partnership units, were issued on January 1, 2004.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE FUNDS XIV, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(Unaudited)

		Pro Forma Adjustments
	Wells Real Estate Fund XIV, L.P. (a)	7500 Setzler Parkway		150 Apollo Drive		Pro Forma Total
REVENUES:
Rental income	$0	$0		$998,412	(c)	$998,412
Tenant reimbursements	0	0		196,308	(d)	196,308
Interest and other income	52,834	0		0		52,834

	52,834	0		1,194,720		1,247,554

EXPENSES:
Operating costs – rental property	0	0		182,010	(e)	182,010
Management and leasing fees	0	0		53,762	(f)	53,762
Depreciation	0	0		173,640	(g)	173,640
Amortization	0	0		805,590	(h)	805,590
Legal and accounting	102,506	0		0		102,506
Partnership administration	87,784	0		0		87,784
Other general and administrative	1,235	0		0		1,235

	191,525	0		1,215,002		1,406,527

EQUITY IN INCOME OF JOINT VENTURE	427,890	30,235	(b)	0		458,125

NET INCOME (LOSS)	$289,199	$30,235		$(20,282)		$299,152

NET INCOME (LOSS) ALLOCATED TO LIMITED PARTNERS:
CASH PREFERRED	$992,650	$71,472		$958,948		$2,023,070

TAX PREFERRED	$(703,451)	$(41,237)		$(979,230)		$(1,723,918)

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CASH PREFERRED	$0.63					$0.80

TAX PREFERRED	$(1.05)					$(1.84)

WEIGHTED AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CASH PREFERRED	1,581,981					2,537,071	(i)

TAX PREFERRED	670,559					937,052	(i)

(a)	Historical financial information is derived from the Registrant’s annual report filed on Form 10-K for the year ended December 31, 2004.
(b)	Reflects the Registrant’s equity in income of Fund XIII-XIV after giving effect to the acquisition of 7500 Setzler Parkway. The pro forma adjustments result from rental revenues and tenant reimbursements, less operating expenses, management fees, depreciation and amortization for the period from January 1, 2004 through March 25, 2004, the day preceding the acquisition of 7500 Setzler Parkway.
(c)	Rental income is recognized on a straight-line basis.
(d)	Consists of operating cost reimbursements.
(e)	Consists of property operating expenses.
(f)	Management and leasing fees are calculated as 4.5% of revenues.
(g)	Depreciation expense on the portion of purchase price allocated to building is recognized using the straight-line method and a 40-year life.
(h)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the terms of the respective leases.
(i)	Reflects the pro forma weighted-average limited partnership units outstanding during the year ended December 31, 2004 assuming that the limited partnership units issued subsequent to January 1, 2005 thru April 30, 2005, the termination date of the Registrant’s public offering of limited partnership units, were issued on January 1, 2004.

The accompanying notes are an integral part of this statement.

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